Exhibit 99.1
                                                                    ------------


Name and Address of Reporting Person:                Leslie H. Wexner
                                                     c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     11/2/2006


                       Amount of
                      Securities
                     Beneficially
                         Owned         Ownership
                       Following         Form:
                       Reported      Direct (D) or     Nature of Indirect
Title of Security   Transaction(s)    Indirect (I)    Beneficial Ownership
-----------------   --------------    ------------    --------------------

Common Stock          15,000,000          I(3)       The Family Trust

Common Stock           8,628,402(7)       D/I(1)     (1)

Common Stock           8,203,470(6)       D/I(2)     (2)

Common Stock           4,892,608          I(3)       Wexner Personal Holdings
                                                     Corporation

Common Stock           4,571,601          I(3)       R.H.R.E.I. Trust

Common Stock                   0(6)       I(3)       Foxcote One

Common Stock           3,300,568          I(3)       Trust 600

Common Stock                   0(7)       I(4)       Foxcote Two

Common Stock           1,321,498(5)       I(3)       Held in Limited Brands,
                                                     Inc. Savings and Retirement
                                                     Plan for Leslie H. Wexner's
                                                     account



See Notes on next page.

Name and Address of Reporting Person:                Leslie H. Wexner
                                                     c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     11/2/2006


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of October 31, 2006. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.

(6) Reflects the transfer, on October 4, 2006, of 1,337,212 shares from Foxcote One to Mr. Wexner (in a transaction exempt under Rule 16a-13).

(7) Reflects the transfer, on October 4, 2006, of 1,352,328 shares from Foxcote Two to Mrs. Wexner (in a transaction exempt under Rule 16a-13).


Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interests therein.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 Abigail S. Wexner

Address of Joint Filer:                              c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Relationship of Joint Filer to Issuer:               Director

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     11/2/2006

Designated Filer:                                    Leslie H. Wexner

SIGNATURE:



Abigail S. Wexner
----------------------------
Abigail S. Wexner


November 3, 2006
----------------------------
Date